UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2023

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2023, the Board of Directors (the “Board”) of Aquestive Therapeutics, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), effective immediately. The Bylaws include the following amendments:

Article I, Section 4 of the existing Bylaws has been amended to provide that if a meeting of stockholders is adjourned, including due to technical failure in the case of a virtual meeting, the Company is not required to re-notice the meeting if the time, date and place of the adjourned meeting are (i) announced at the meeting, (ii) displayed during the time scheduled for the meeting on the virtual platform (if any) used for the meeting, or (iii) set forth in the original notice of meeting.

Article I, Section 9 of the existing Bylaws has been amended to eliminate the requirement that, during a stockholder meeting, the Company make its stockholder list available for inspection.

Article I, Section 11 of the existing Bylaws has been amended to provide additional requirements for the valid nomination of a candidate for director to the Board, including the following:

i.requiring additional background information and disclosures from nominating stockholders, proposed nominees and other persons associated with nominating stockholders;
ii.requiring a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with the recent adoption by the Securities and Exchange Commission (SEC) of amendments to the federal proxy rules requiring parties in a contested director election to use universal proxy cards that include all director nominees presented for election at a stockholder meeting (the “Universal Proxy Rules”);
iii.upon request by the Company, requiring reasonable evidence to confirm that certain requirements of the Universal Proxy Rules have been satisfied;
iv.restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting; and
v.providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements.

The amendment of Article 1, Section 11 of the existing Bylaws also provides for additional requirements for the valid nomination of a proposed candidate for director including that the candidate provide (i) certain background information and (ii) a representation regarding voting or compensation arrangements and compliance with applicable laws and the Company’s policies and guidelines.

The Bylaws also include certain technical, conforming, modernizing and clarifying changes. The foregoing description is qualified in its entirety by the Bylaws which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Aquestive Therapeutics, Inc. adopted on February 2, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2023	Aquestive Therapeutics, Inc.

	By:	/s/ Lori J. Braender
Name: Lori J. Braender
Title: Senior Vice President, General Counsel